UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 9, 2018

FIRST NATIONAL MASTER NOTE TRUST

FIRST NATIONAL FUNDING LLC

FIRST NATIONAL BANK OF OMAHA

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor, as specified in their respective charters)

Nebraska	333-140273-01, 000-50139	02-0598125 (First National Funding LLC)
(State of Incorporation)	((Commission File Number for Registrant and Issuing Entity, respectively)	(IRS Employer Identification No.)

1620 Dodge Street Stop Code 3271, Omaha, Nebraska	68197
(Address of principal executive offices)	(Zip Code)

(402) 341-0500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

First National Funding LLC (“Funding”) entered into an Underwriting Agreement, dated October 9, 2018 (“Underwriting Agreement”), among Funding, First National Bank of Omaha, RBC Capital Markets, LLC and J.P. Morgan Securities LLC relating to the Class A Series 2018-1 Asset Backed Notes (the “Offered Notes”), a copy of which is filed with this Form 8-K as Exhibit 1.1, issued by First National Master Note Trust (the “Issuer”) described in the related Prospectus dated October 9, 2018.

Item 8.01. Other Events

In order to facilitate the issuance of the Offered Notes (and certain retained notes), Funding will cause the Issuer to enter into a Series 2018-1 Indenture Supplement (the “Indenture Supplement”), to be dated on or about October 17, 2018, by and between the Issuer and U.S. Bank National Association (the “Indenture Trustee”), pursuant to the Second Amended and Restated Master Indenture, by and between the Issuer and the Indenture Trustee, dated as of September 23, 2016,. A copy of the form of Indenture Supplement that the Issuer intends to execute is filed with this Form 8-K as Exhibit 4.1.

First National Bank of Omaha, First National Funding LLC and First National Master Note Trust will enter into a Risk Retention Agreement to be dated on or about October 17, 2018. A copy of the form of Risk Retention Agreement that they intend to execute is filed with this Form 8-K as Exhibit 4.2.

In connection with the issuance of the Offered Notes, the chief executive officer of Funding has made the certifications required by Paragraph I.B.1(a) of Form SF-3. Such certifications are being filed with this Form 8-K as Exhibit 36.1 in order to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

The Registrant is filing Exhibits 5.1 and 8.1 in connection with the offer and sale of the Offered Notes.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

EXHIBIT NO.	DOCUMENT DESCRIPTION

1.1	Underwriting Agreement dated October 9, 2018, among First National Funding LLC, First National Bank of Omaha, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, individually and as representatives of the several underwriters

4.1	Form of Indenture Supplement, to be dated on or about October 17, 2018

4.2	Form of Risk Retention Agreement, to be dated on or about October 17, 2018

5.1	Opinion of Kutak Rock LLP regarding the legality of the Notes

8.1	Opinion of Kutak Rock LLP regarding certain tax matters

23.1	Consent of Kutak Rock LLP (included in Exhibits 5.1 and 8.1)

36.1	Depositor Certification, dated October 9, 2018, for shelf offerings of asset-backed securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2018	FIRST NATIONAL FUNDING LLC, as Depositor

	By:	First National Funding Corporation, Managing Member

	By	/s/ Lori L. Niemeyer
Lori L. Niemeyer, Senior Vice President